                                POWER OF ATTORNEY
                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

Gumer C. Alvero
Timothy V. Bechtold
Maureen A. Buckley
Rodney P. Burwell
Robert R. Grew
Richard N. Bush
Martin T. Griffin
Ronald L. Guzior
Gregory C. Johnson
Jean B. Keffeler
Thomas R. McBurney
Jeryl A. Millner
Thomas V. Nicolosi
Michael R. Woodward
David K. Stewart

Do hereby jointly and severally authorize Elisabeth A. Dahl, Scott E. Creutzmann, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Tara W Tilbury, Heather M. Somers, Rodney J. Vessels or Dan J. Weatherly to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth. Dated the 31st day of October, 2007.



/s/ Gurner C. Alvero                                 /s/ Gregory C. Johnson
-------------------------------------------------    -------------------------------------------------
Gurner C. Alvero                                     Gregory C. Johnson
Director and Senior Vice President - Annuities       Director


/s/ Timothy V. Bechtold                              /s/ Jean B. Keffeler
-------------------------------------------------    -------------------------------------------------
Timothy V. Bechtold                                  Jean B. Keffeler
Director, President and Chief Executive Officer      Director


/s/ Maureen A. Buckley                                /s/ Thomas R. McBurney
-------------------------------------------------    -------------------------------------------------
Maureen A. Buckley                                   Thomas R. McBurney
Director, Vice President, Chief Operating Officer,   Director
Consumer Affairs Officer, Claims Officer
and Anti-Money Laundering Officer


/s/ Rodney P. Burwell                                /s/ Jeryl A. Millner
-------------------------------------------------    -------------------------------------------------
Rodney P. Burwell                                    Jeryl A. Millner
Director                                             Director


/s/ Richard N. Bush                                  /s/ Thomas V. Nicolosi
-------------------------------------------------    -------------------------------------------------
Richard N. Bush                                      Thomas V. Nicolosi
Senior Vice President - Corporate Tax                Director


/s/ Robert R. Grew                                   /s/ Michael R. Woodward
-------------------------------------------------    -------------------------------------------------
Robert R. Grew                                       Michael R. Woodward
Director                                             Director


/s/ Martin T. Griffin                                /s/ David K. Stewart
-------------------------------------------------    -------------------------------------------------
Martin T. Griffin                                    David K. Stewart
Director                                             Vice President and Controller


/s/ Ronald L. Guzior
-------------------------------------------------
Ronald L. Guzior
Director

                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                                                1933 Act     1940 Act
                                                                                                   No.         No.
                                                                                               ----------   ---------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1                                                          811-07475
Privileged Assets Select Annuity                                                               333-139767
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2                                                          811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio                           333-139772
RiverSource AccessChoice Select Variable Annuity                                               333-134154
RiverSource Endeavor Plus Variable Annuity                                                     333-144422
RiverSource Endeavor Select Variable Annuity                                                   333-139764
RiverSource FlexChoice Select Variable Annuity                                                 333-144422
RiverSource Innovations Select Variable Annuity                                                333-139764
RiverSource Innovations Variable Annuity                                                       333-139764

RIVERSOURCE OF NEW YORK ACCOUNT 4                                                                            811-3500
RiverSource Variable Retirement & Combination Annuities                                           2-78194
RiverSource Employee Benefit Annuity                                                             33-52567
RiverSource Flexible Annuity                                                                      33-4174

RIVERSOURCE OF NEW YORK ACCOUNT 7                                                                            811-4913
RiverSource Single Premium Variable Life Insurance Policy                                        33-10334

RIVERSOURCE OF NEW YORK ACCOUNT 8
RiverSource Succession Select Variable Life Insurance                                           333-42257
RiverSource Variable Universal Life Insurance                                                    33-15290
RiverSource Variable Second-To-Die Life Insurance                                                33-62457
RiverSource Variable Universal Life III                                                         333-44644
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV -Estate Series    333-44644

                                                                                                1933 Act    1940 Act
                                                                                                   No.         No.
                                                                                               ----------   ---------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT                                                            811-07623
RiverSource Flexible Portfolio Annuity                                                           33-62407
RiverSource Retirement Advisor Variable Annuity                                                 333-79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement
   Advisor Select Plus Variable Annuity                                                         333-79311
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement
   Advisor Select Plus Variable Annuity                                                         333-79311
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement
   Advisor 4 Select Plus Variable Annuity/RiverSource Retirement
   Advisor 4 Access Variable Annuity                                                            333-79311

RIVERSOURCE OF NEW YORK ACCOUNT SBS                                                                          811-6560
RiverSource Symphony Annuity                                                                     33-45776